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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) MAY 24, 1996
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                           FRACTAL DESIGN CORPORATION
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               (Exact name of registrant as specified in charter)


         CALIFORNIA                                            77-0276903
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)           File Number)             Identification No.)



335 SPRECKELS DRIVE, APTOS, CALIFORNIA                               95003
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:      (408) 688-5300
                                                    -------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to the Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among Fractal Design Corporation ("Fractal"), Fractal Acquisition Corporation ("Merger Sub"), a wholly-owned subsidiary of Fractal, and Ray Dream, Inc., a California corporation ("Ray Dream") dated as of February 17, 1996 and the related Agreement of Merger (the "Merger Agreement"), filed with the California Secretary of State on May 24, 1996, Merger Sub was merged with and into Ray Dream (the "Merger"). As a result of the Merger, Ray Dream has become a wholly-owned subsidiary of Fractal.

     At the time the Merger became effective on May 24, 1996 (the "Effective Date"), each share of Common Stock of Ray Dream outstanding immediately prior to the Effective Date was converted into and exchanged for 0.565249 shares of Common Stock of Fractal. The aggregate number of shares of Common Stock of Fractal issued in accordance with the terms of the Reorganization Agreement and the Merger Agreement upon such conversion and exchange was 3,165,660 shares.


     Under the terms of the Reorganization Agreement, a total of 316,556 shares of Common Stock of Fractal issued as described in the preceding paragraph will be held in escrow for the purpose of indemnifying Fractal against certain liabilities of Ray Dream. Such escrow will expire on September 30, 1996.

     In addition, pursuant to the Reorganization Agreement, Fractal has reserved an aggregate of 219,459 shares of its Common Stock for issuance upon exercise of previously outstanding options to purchase Ray Dream Common Stock, which options vest and become exercisable in accordance with the terms of the respective, original Ray Dream stock option agreements.

     The amount of consideration paid in connection with the Merger was determined in arms-length negotiations between officers of Fractal and Ray Dream. The terms of the transaction were approved by the Boards of Directors and the shareholders of Fractal, Merger Sub and Ray Dream.

     Further information with respect to the Merger is set forth in Fractal's Registration Statement on Form S-4 under the caption "The Merger," declared effective by the Commission on April 26, 1996.


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Incorporated by reference from Registrant's Registration Statement filed on Form S-4 (Registration No. 333-2110), declared effective by the Commission on April 26, 1996.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          It is currently impracticable for the Registrant to provide the pro forma combined financial statements of Fractal and Ray Dream required pursuant to Article 11 of Regulation S-X. In accordance with Items 7(a)(4) and 7(b)(2) of the Instructions to Form 8-K, the Registrant will file such financial statements as soon as they are available, and in no event later than August 7, 1996.

     (c)  EXHIBITS.

          2.1* Agreement and Plan of Reorganization dated January 28, 1994 among
               Registrant, Fractal Acquisition Corporation and Ray Dream, Inc.


          2.2 Agreement of Merger dated as of May 24, 1996 among Registrant, Fractal Acquisition Corporation and Ray Dream, Inc. as filed with the California Secretary of State on May 24, 1996.

         23.1  Consent of KPMG Peat Marwick LLP, independent auditors of Ray
               Dream.

               * Incorporated by reference from Registrant's Registration Statement filed on Form S-4 (Registration No. 333-2110), declared effective by the Commission on April 26, 1996.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Fractal Design Corporation
                              (Registrant)



Dated:  June 6, 1996        By:    /s/ LESLIE WRIGHT
                                   ------------------------------------------
                                   Leslie Wright
                                   Chief Operating Officer, Chief
                                   Financial Officer and Assistant Secretary



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                                INDEX TO EXHIBITS

    Exhibit
      No.                        Exhibit
    --------                     --------

     2.1* Agreement and Plan of Reorganization dated February 17, 1996 Registrant, Fractal Acquisition Corporation, and Ray Dream, Inc.

     2.2 Agreement of Merger dated as of May 24, 1996 among Registrant, Fractal Acquisition Corporation and Ray Dream, Inc. as filed with the California Secretary of State on May 24, 1996

    23.1       Consent of KPMG Peat Marwick LLP, independent auditors of Ray
               Dream.


* Incorporated by reference from Registrant's Registration Statement filed on Form S-4 (Registration No. 333-2110), declared effective by the Commission on April 26, 1996.


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